UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 5, 2017

PepsiCo, Inc.

(Exact Name of Registrant as Specified in Its Charter)

North Carolina	1-1183	13-1584302
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

700 Anderson Hill Road

Purchase, New York 10577

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (914) 253-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.                                        Other Events.

PepsiCo Senior Notes Offering.

On October 5, 2017, PepsiCo, Inc. (“PepsiCo”) announced an offering of $1,500,000,000 of its Floating Rate Notes due 2018 (the “Floating Rate Notes”), $1,000,000,000 of its 2.000% Senior Notes due 2021 (the “2021 Notes”) and $1,500,000,000 of its 3.000% Senior Notes due 2027 (the “2027 Notes” and, together with the Floating Rate Notes and 2021 Notes, the “Notes”). BNP Paribas Securities Corp., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated were joint bookrunners for the offering of the Notes.

PepsiCo received net proceeds of approximately $3,984 million, after deducting underwriting discounts and estimated offering expenses payable by PepsiCo. The net proceeds will be used for general corporate purposes, including the repayment of commercial paper.

The Notes were offered and sold pursuant to a Terms Agreement (the “Terms Agreement”) dated October 5, 2017 (incorporating the PepsiCo, Inc. Underwriting Agreement Standard Provisions dated as of June 30, 2017) among PepsiCo and the representatives of the several underwriters, under PepsiCo’s automatic shelf registration statement (the “Registration Statement”) on Form S-3 (Registration No. 333-216082), filed with the Securities and Exchange Commission (the “SEC”) on February 15, 2017. PepsiCo has filed with the SEC a prospectus supplement, dated October 5, 2017, together with the accompanying prospectus, dated February 15, 2017, relating to the offer and sale of the Notes. The Notes were issued on October 10, 2017 pursuant to an Indenture (the “Indenture”) dated as of May 21, 2007 between PepsiCo and The Bank of New York Mellon, as Trustee. The following table summarizes information about the Notes and the offering thereof.

	Floating Rate Notes due 2018	2.000% Senior Notes due 2021	3.000% Senior Notes due 2027

Aggregate Principal Amount Offered:	$1,500,000,000	$1,000,000,000	$1,500,000,000

Maturity Date:	October 15, 2018	April 15, 2021	October 15, 2027

Interest Payment Dates:	Quarterly on January 15, 2018, April 15, 2018, July 15, 2018 and October 15, 2018	Semi-annually on each April 15 and October 15, commencing on April 15, 2018	Semi-annually on each April 15 and October 15, commencing on April 15, 2018

Initial Interest Rate:	3 month LIBOR plus zero basis points, determined on the second London business day prior to October 10, 2017	—	—

Coupon:	—	2.000%	3.000%

Optional Redemption:	—	Prior to March 15, 2021, make-whole call at Treasury rate plus 10 basis points; par call at any time on or after March 15, 2021	Prior to July 15, 2027, make-whole call at Treasury rate plus 15 basis points; par call at any time on or after July 15, 2027

Price to Public:	100.000%	99.980%	99.717%

The Notes are unsecured obligations of PepsiCo and rank equally with all of PepsiCo’s other unsecured senior indebtedness. The Indenture also contains customary event of default provisions.

The above description of the Terms Agreement, the Indenture and the Notes is qualified in its entirety by reference to the Terms Agreement, the Indenture and the forms of Notes. Each of the Terms Agreement and the forms of the Floating Rate Notes, 2021 Notes and 2027 Notes is incorporated by reference into the Registration Statement and is attached to this Current Report on Form 8-K as Exhibit 1.1, Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively. The Board of Directors resolutions authorizing PepsiCo’s officers to establish the terms of the Notes have been filed as Exhibit 4.7 to the Registration Statement. The Indenture has been filed as Exhibit 4.3 to the Registration Statement. Opinions regarding the legality of the Notes are incorporated by reference into the Registration Statement and are attached to this Current Report on Form 8-K as Exhibits 5.1 and 5.2; and consents relating to such incorporation of such opinions are incorporated by reference into the Registration Statement and are attached to this Current Report on Form 8-K as Exhibits 23.1 and 23.2 by reference to their inclusion within Exhibits 5.1 and 5.2, respectively. The PepsiCo, Inc. Underwriting Agreement Standard Provisions dated as of June 30, 2017 are filed herewith as Exhibit 1.2.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

1.1                               Terms Agreement dated October 5, 2017 (incorporating the PepsiCo, Inc. Underwriting Agreement Standard Provisions dated as of June 30, 2017) among PepsiCo and BNP Paribas Securities Corp., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representatives of the several underwriters named therein.

1.2                               PepsiCo, Inc. Underwriting Agreement Standard Provisions dated as of June 30, 2017 (included in Exhibit 1.1 as Annex A thereto).

4.1                               Form of Floating Rate Notes due 2018.

4.2                               Form of 2.000% Senior Notes due 2021.

4.3                               Form of 3.000% Senior Notes due 2027.

5.1                               Opinion of Davis Polk & Wardwell LLP.

5.2                               Opinion of Womble Carlyle Sandridge & Rice, LLP.

23.1                        Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

23.2                        Consent of Womble Carlyle Sandridge & Rice, LLP (included in Exhibit 5.2).

INDEX TO EXHIBITS

Exhibit Number	Description
1.1

Terms Agreement dated October 5, 2017 (incorporating the PepsiCo, Inc. Underwriting Agreement Standard Provisions dated as of June 30, 2017) among PepsiCo and BNP Paribas Securities Corp., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representatives of the several underwriters named therein.

1.2	PepsiCo, Inc. Underwriting Agreement Standard Provisions dated as of June 30, 2017 (included in Exhibit 1.1 as Annex A thereto).

4.1	Form of Floating Rate Notes due 2018.

4.2	Form of 2.000% Senior Notes due 2021.

4.3	Form of 3.000% Senior Notes due 2027.

5.1	Opinion of Davis Polk & Wardwell LLP.

5.2	Opinion of Womble Carlyle Sandridge & Rice, LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

23.2	Consent of Womble Carlyle Sandridge & Rice, LLP (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 10, 2017	PepsiCo, Inc.

	By:	/s/ Cynthia A. Nastanski
		Name:	Cynthia A. Nastanski
		Title:	Senior Vice President, Corporate Law and Deputy Corporate Secretary